Contingent consideration liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities [abstract]
Contingent consideration liabilities	Contingent consideration liabilities
Contingent consideration liabilities relate to the contingent milestone payments in relation to the acquisition of GlyPharma in September 2018 by the Parent Group. Each milestone payment is probability weighted for valuation purposes based upon the probability of success. The milestone payments are discounted to present value, using a discount rate of 6% per annum.
On December 21, 2018, the first milestone was reached resulting in an obligation by the Parent Group to pay the first milestone payment to the former GlyPharma shareholders. As of December 31, 2018, the contingent consideration liabilities amounted to USD 11,159 thousand, related to the two remaining milestone payments, assuming 35.7% probability of occurrence.
On May 8, 2019, prior to the Spin-off, the Parent Group agreed with the prior GlyPharma shareholders that the second milestone would be paid early at a discounted price amounting to USD 7,000 thousand. The difference in the contingent consideration liability associated with the second milestone payment amounted to USD 2,517 thousand and was recognized within research and development expense.
At the Spin-off date, the conditions for the third milestone payment of USD 20,000 thousand were not met. The obligation (and corresponding contingent liability) to pay the third milestone upon meeting the specified criteria was transferred from the Parent Group to VectivBio Holding AG as part of the separation.
On November 25, 2021, an agreement was reached between the Company and GlyPharma shareholders, so that the third milestone amounting USD 20,000 thousand would be paid USD 10,000 thousand in cash and USD 10,000 thousand would be paid in the form of additional milestone shares (by way of set-off) at a price per share equal to USD 17.00, which is the opening trading price of the IPO. The difference between the price per share and the fair value of the additional milestone shares at the date of the agreement has been recognized in the consolidated income statement within research and development expenses for an amount of USD 7,730 thousand.
As of December 31, 2021, contingent consideration liabilities have been paid in full (2020: USD 19,140 thousand) (2019: USD 6,202 thousand). Related to the final milestone payment the probability of occurrence was 100% as of December 31 2020 (December 31, 2019: 35.7%).

In thousands of USD	2021	2020	2019
Beginning contingent consideration liabilities as of January 1	19,140	6,202	11,159
Payment by the Parent Group on behalf of the Apraglutide Business	—	—	(7,000)
Changes in fair value during the period	(6,870)	12,938	1,991
Foreign exchange impact	—	—	52
Cash payment	(10,000)	—	—
Payment in shares	(2,270)	—	—
Ending contingent consideration liabilities as of December 31	—	19,140	6,202
The key assumption in calculating the fair value of the contingent consideration liabilities was the probability of occurrence of the remaining milestone payment. As of December 31, 2020, the probability of occurrence of the remaining milestone payment has been assessed to be 100% (December 31, 2019: 35.7%). As such, a decrease of 5% in the probability of occurrence, would result in the decrease of the fair value of the contingent consideration liabilities of USD 960 thousand. As of December 31, 2019, the (decrease)/increase of 5% in the probability of occurrence, would result in the (decrease)/increase of the fair value of the contingent consideration liabilities of USD (860 thousand)/USD 870 thousand.